KINETICS PORTFOLIO TRUST – MASTER INVESTMENTS PORTFOLIO THE KINETICS MARKET OPPORTUNITIES PORTFOLIO
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2024 (Unaudited)

COMMON STOCKS - 74.0%	Shares	Value
Administrative and Support Services - 0.1%
RB Global, Inc.	1,400	$112,686

Aerospace and Defense - 0.1%
CACI International, Inc. - Class A (a)	300	151,368

Agencies, Brokerages, and Other Insurance Related Activities - 0.1%
Brookfield Wealth Solutions Ltd.	4,617	245,440

Asset Management - 0.0%(b)
Investor AB (a)	200	6,155

Data Processing, Hosting, and Related Services - 0.9%
Mastercard, Inc. - Class A	1,000	493,800
Visa, Inc. - Class A	4,000	1,099,800
		1,593,600

Diversified Real Estate Activities - 0.0%(b)
PrairieSky Royalty Ltd.	200	4,065

Entertainment - 0.0%(b)
IG Port, Inc.	400	5,764

Financial Services - 0.0%(b)
Hellenic Exchanges - Athens Stock Exchange SA	11,200	56,726

Funds, Trusts, and Other Financial Vehicles - 0.5%
Mesabi Trust (c)	37,142	841,266

Global Exchanges - 0.8%
ASX Ltd.	4,400	194,471
Deutsche Boerse AG	1,800	422,174
Euronext NV (d)	2,520	273,361
Japan Exchange Group, Inc. - ADR	8,200	105,452
London Stock Exchange Group PLC	600	81,982
NZX Ltd.	364,202	289,222
		1,366,662

Insurance Carriers and Related Activities - 0.0%(b)
Arthur J. Gallagher & Co.	400	112,548

Legal Services - 0.0%(b)
CRA International, Inc.	36	6,312

Live Sports (Spectator Sports) - 0.1%
BIGLEAGUE (a)(e)	2,455	135,025

Management of Companies and Enterprises - 3.2%
Associated Capital Group, Inc. - Class A	77,000	2,727,340
Galaxy Digital Holdings Ltd. (a)	96,800	1,242,521
White Mountains Insurance Group Ltd.	972	1,648,707
		5,618,568

Media - 0.0%(b)
Toei Animation Co. Ltd.	200	4,209

Mining (except Oil and Gas) - 2.1%
Franco-Nevada Corp.	14,600	1,814,050
Wheaton Precious Metals Corp.	30,800	1,881,264
		3,695,314

Miscellaneous Durable Goods Merchant Wholesalers - 0.1%
A-Mark Precious Metals, Inc.	3,200	141,312

Motor Vehicle and Parts Dealers - 0.0%(b)
AutoNation, Inc. (a)	10	1,789

Office Administrative Services - 0.0%(b)
DigitalBridge Group, Inc.	3,100	43,803

Offices of Real Estate Agents and Brokers - 1.5%
Landbridge Co. LLC - Class A (a)	66,000	2,581,920

Oil and Gas Extraction - 55.8%(f)
Permian Basin Royalty Trust (c)	127,450	1,515,381
Texas Pacific Land Corp. (g)	108,984	96,422,504
		97,937,885

Other Financial Investment Activities - 1.0%
Bakkt Holdings, Inc. (a)(c)	32,000	306,240
GAMCO Investors, Inc. - Class A	58,600	1,435,114
		1,741,354

Other Investment Pools and Funds - 2.8%
Partners Value Investments LP (a)	43,516	3,088,544
Urbana Corp.	41,500	166,006
Urbana Corp. - Class A	417,100	1,640,705
		4,895,255

Professional, Scientific, and Technical Services - 0.0%(b)
Science Applications International Corp.	200	27,854

Real Estate - 0.0%(b)
Tejon Ranch Co. (a)	3,000	52,650

Securities and Commodities Exchanges - 4.0%
Cboe Global Markets, Inc.	8,000	1,638,960
CME Group, Inc.	5,800	1,279,770
Intercontinental Exchange, Inc.	12,900	2,072,256
Miami International Holdings Inc. (a)(e)	95,000	911,050
Nasdaq, Inc.	7,200	525,672
TMX Group Ltd.	18,000	564,176
		6,991,884

Securities and Commodity Contracts Intermediation and Brokerage - 0.0%(b)
Affiliated Managers Group, Inc.	72	12,801
MarketAxess Holdings, Inc.	48	12,298
		25,099

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
Brookfield Asset Management Ltd.	806	38,116
OTC Markets Group, Inc. - Class A	800	38,840
S&P Global, Inc.	113	58,378
		135,334

Support Activities for Water Transportation - 0.8%
Clarkson PLC	29,000	1,426,795
TOTAL COMMON STOCKS (Cost $34,006,782)		129,958,642

UNIT INVESTMENT TRUSTS - 19.2%	Shares	Value
Grayscale Bitcoin Mini Trust BTC (a)	598,874	3,371,661
Grayscale Bitcoin Trust BTC (a)	598,874	30,243,137
Grayscale Ethereum Classic Trust (a)	12	96
TOTAL UNIT INVESTMENT TRUSTS (Cost $1,719,846)		33,614,894

WARRANTS - 0.3%	Contracts	Value
Other Investment Pools and Funds - 0.3%
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $11.50 (a)	43,516	453,677

Securities and Commodities Exchanges - 0.0%(b)
Miami International Holdings Warrant, Expires 04/01/2026, Exercise Price $7.50 (a)(e)	14,469	35,883
TOTAL WARRANTS (Cost $130,104)		489,560

PREFERRED STOCKS - 0.1%	Shares	Value
Financial Services - 0.1%
Partners Value Investments LP Series 1*, 4.50%, Perpetual	11,832	230,724

Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP Series 1*, 0.16%, 11/27/2030 (e)	43,516	32,637
TOTAL PREFERRED STOCKS (Cost $259,342)		263,361

CONVERTIBLE BONDS - 0.0%(b)	Par	Value
Department Stores - 0.0%(b)
Sears Holdings Corp., 8.00%, 12/15/2019 (e)(h)	5,720	0
TOTAL CONVERTIBLE BONDS (Cost $5,720)		0

TOTAL INVESTMENTS - 93.6% (Cost $36,121,794)		164,326,457
Money Market Deposit Account - 7.5% (i)(j)		13,155,572
Liabilities in Excess of Other Assets - (1.1)%		(1,985,026)
TOTAL NET ASSETS - 100.0%		$175,497,003

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
AB - Aktiebolag
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $1,909,866 which represented 1.1% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $273,361 or 0.2% of the Fund’s net assets.

(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $1,114,595 or 0.6% of net assets as of September 30, 2024.

(f)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(g)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(h)	Issuer is currently in default.
(i)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.74%.

(j)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of September 30, 2024 is $1,980,085 which represented 1.1% of net assets.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange- traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At September 30, 2024, 1.03%, 0.28%, 0.62%, and 0.12% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Spin-Off Fund, respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at September 30, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Market Opportunities Portfolio

The following is a summary of the inputs used to value The Market Opportunities Portfolio's net assets as of September 30, 2024:
Assets^	Level 1		Level 2	Level 3		Total
Common Stocks	$128,912,567		$–	$1,046,075		$129,958,642
Unit Investment Trust	33,614,894		–	–		33,614,894
Warrants	–		453,677	35,883		489,560
Preferred Stocks	230,724		32,637	–		263,361
Convertible Bonds	–		–	–	*	–
Total Investments in Securities	$162,758,185		$486,314	$1,081,958		$164,326,457

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2023	$1,161,707
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	(79,749)
Net purchases and/or acquisitions	–
Net sales and/or write-offs	–
Transfer in and/or out of Level 3	–
Balance as of September 30, 2024	$1,081,958
Description	Fair Value at 9/30/2024		Valuation Techniques	Unobservable Input		Range**
Common Stocks	$911,050		Discounted Cash Flow	Volatility		18.8%
			Option Pricing Model	Discount for Lack of Marketability		5.0%
				Weighted Average Cost of Capital		14.3%
				Years to Maturity		6.5%
				Risk-Free Rate		4.8%
Common Stocks	$135,025		Cost Approach	Precedent Transaction		$55.00 - $55.00
Convertible Bonds	$–	*	Asset Liquidation Analysis	Liquidation Proceeds		$0.00 - $0.00

Warrants	$35,883		Discounted Cash Flow	Volatility		18.8%
			Option Pricing Model	Discount for Lack of Marketability		12.5%
				Weighted Average Cost of Capital		14.3%
				Years to Maturity		6.5%
				Risk-Free Rate		4.8%

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.